UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
350 Mission Street, 10th Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 13, 2025, Yelp Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) via a live audio webcast. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2025 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter, and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Each of the eight nominees for director was elected to serve until the Company’s 2026 Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
Fred D. Anderson, Jr.	52,408,142	1,404,634	24,542	5,086,415	97.3%
Christine Barone	53,583,803	230,430	23,085	5,086,415	99.5%
Robert Gibbs	51,632,245	2,178,072	27,001	5,086,415	95.9%
Diane Irvine	52,136,484	1,677,827	23,007	5,086,415	96.8%
Dan Jedda	53,574,413	237,191	25,714	5,086,415	99.5%
Sharon Rothstein	53,072,998	726,290	38,030	5,086,415	98.6%
Jeremy Stoppelman	53,062,500	754,031	20,787	5,086,415	98.6%
Tony Wells	53,540,800	270,770	25,748	5,086,415	99.4%
The Company’s stockholders ratified the selection made by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
58,620,720	254,870	48,143	—	99.5%
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
50,747,824	2,969,791	119,703	5,086,415	94.3%
The Company’s stockholders indicated, on an advisory basis, a preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers of every “1 year.” The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes	Percentage of Votes In Favor of “1 Year”
51,532,614	2,643	2,206,134	95,927	5,086,415	95.7%
Based on the voting results and its consideration of the appropriate frequency for the Company at this time, the Board of Directors of the Company resolved that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 17, 2025	YELP INC.
		By:	/s/ David Schwarzbach
David Schwarzbach
Chief Financial Officer